EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; No PIF's; (less FHA/VA); '; AF15 56M
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Conforming                                     238    $28,320,335.00     50.53%
Non-Conforming                                  55     27,723,378.00     49.47
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $56,043,712.89
Data as of Date: 2004-09-01
GROSS WAC: 6.4716%
NET WAC: 6.172%
% IO's: 0.00%
% SF/PUD: 86.53%
% FULL/ALT/DULP: 15.74%
% CASHOUT: 48.70%
% PURCHASE: 30.64%
% INVESTOR: 10.05%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 72.57%
% FICO > 679: 50.46%
% NO FICO: 0.00%
WA FICO: 686
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 40.42%
CALIFORNIA %: 23.61%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 40.42%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT               UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              35     $1,272,704.00      2.22%
$50,000.01 - $100,000.00                        69      5,405,876.00      9.44
$100,000.01 - $150,000.00                       61      7,677,174.00     13.41
$150,000.01 - $200,000.00                       42      7,116,349.00     12.43
$200,000.01 - $250,000.00                       24      5,325,647.00      9.30
$250,000.01 - $300,000.00                        5      1,329,750.00      2.32
$300,000.01 - $350,000.00                        4      1,375,500.00      2.40
$350,000.01 - $400,000.00                       12      4,466,600.00      7.80
$400,000.01 - $450,000.00                       13      5,542,369.00      9.68
$450,000.01 - $500,000.00                        9      4,285,257.00      7.49
$500,000.01 - $550,000.00                        5      2,662,400.00      4.65
$550,000.01 - $600,000.00                        1        552,000.00      0.96
$600,000.01 - $650,000.00                        7      4,484,800.00      7.83
$700,000.01 - $750,000.00                        2      1,464,000.00      2.56
$850,000.01 - $900,000.00                        1        856,000.00      1.50
$900,000.01 - $950,000.00                        1        900,489.00      1.57
$1,000,000.01 >=                                 2      2,530,000.00      4.42
--------------------------------------------------------------------------------
Total:                                         293    $57,246,914.00    100.00%
--------------------------------------------------------------------------------
Minimum: $10,710.00
Maximum: $1,300,000.00
Average: $195,381.96
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT               UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                              35     $1,232,733.00      2.18%
$50,000.01 - $100,000.00                        72      5,589,581.00      9.91
$100,000.01 - $150,000.00                       68      8,719,200.00     15.45
$150,000.01 - $200,000.00                       35      6,079,493.00     10.78
$200,000.01 - $250,000.00                       23      5,126,758.00      9.09
$250,000.01 - $300,000.00                        3        817,864.00      1.45
$300,000.01 - $350,000.00                        5      1,714,305.00      3.04
$350,000.01 - $400,000.00                       11      4,080,254.00      7.23
$400,000.01 - $450,000.00                       14      6,302,126.00     11.17
$450,000.01 - $500,000.00                        9      4,252,660.00      7.54
$500,000.01 - $550,000.00                        6      3,185,164.00      5.65
$600,000.01 - $650,000.00                        7      4,476,471.00      7.93
$700,000.01 - $750,000.00                        2      1,459,579.00      2.59
$850,000.01 - $900,000.00                        1        856,000.00      1.52
$1,000,000.01 >=                                 2      2,530,000.00      4.48
--------------------------------------------------------------------------------
Total:                                         293    $56,422,188.00    100.00%
--------------------------------------------------------------------------------
Minimum: $10,560.21
Maximum: $1,300,000.00
Average: $192,567.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT               UPB         %
--------------------------------------------------------------------------------
6.001% - 6.250%                                114    $23,665,057.00     42.23%
6.251% - 6.500%                                 68     14,972,434.00     26.72
6.501% - 6.750%                                 39      7,543,610.00     13.46
6.751% - 7.000%                                 48      6,755,549.00     12.05
7.001% - 7.250%                                 11      2,067,139.00      3.69
7.251% - 7.500%                                  6        473,036.00      0.84
7.501% - 7.750%                                  5        365,738.00      0.65
7.751% - 8.000%                                  1         52,000.00      0.09
8.001% - 8.250%                                  1        149,150.00      0.27
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.125%
Maximum: 8.250%
Weighted Average: 6.472%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT               UPB         %
--------------------------------------------------------------------------------
5.501% - 5.750%                                 26     $2,842,219.00      5.07%
5.751% - 6.000%                                111     23,430,212.00     41.81
6.001% - 6.250%                                 59     13,931,878.00     24.86
6.251% - 6.500%                                 49      9,554,211.00     17.05
6.501% - 6.750%                                 29      3,783,583.00      6.75
6.751% - 7.000%                                 11      1,853,769.00      3.31
7.001% - 7.250%                                  5        279,261.00      0.50
7.251% - 7.500%                                  1        167,428.00      0.30
7.501% - 7.750%                                  1         52,000.00      0.09
7.751% - 8.000%                                  1        149,150.00      0.27
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.750%
Maximum: 7.875%
Weighted Average: 6.172%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2004 11:50                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; No PIF's; (less FHA/VA); '; AF15 56M
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT               UPB         %
--------------------------------------------------------------------------------
121 - 180                                      293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT               UPB         %
--------------------------------------------------------------------------------
121 - 180                                      293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 150
Maximum: 179
Weighted Average: 175
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT               UPB         %
--------------------------------------------------------------------------------
1 - 1                                           15     $4,277,412.00      7.63%
2 - 2                                           51     16,562,495.00     29.55
3 - 3                                           20      5,390,533.00      9.62
4 - 4                                            7      1,870,113.00      3.34
5 - 5                                           19      3,929,901.00      7.01
6 - 6                                           15      3,148,338.00      5.62
7 - 12                                         165     20,422,054.00     36.44
25 - 36                                          1        442,867.00      0.79
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 30
Weighted Average: 5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT               UPB         %
--------------------------------------------------------------------------------
550 - 559                                        1        $80,952.00      0.14%
580 - 589                                        3        361,378.00      0.64
590 - 599                                        5        732,512.00      1.31
600 - 609                                        3        649,632.00      1.16
610 - 619                                        4      1,277,216.00      2.28
620 - 629                                       20      4,007,532.00      7.15
630 - 639                                       12      2,359,643.00      4.21
640 - 649                                       29      3,636,430.00      6.49
650 - 659                                       24      5,326,007.00      9.50
660 - 669                                       15      3,659,647.00      6.53
670 - 679                                       22      5,670,368.00     10.12
680 - 689                                       23      4,287,106.00      7.65
690 - 699                                       22      3,469,492.00      6.19
700 - 709                                       19      4,495,608.00      8.02
710 - 719                                       19      2,873,012.00      5.13
720 - 729                                       10      1,679,969.00      3.00
730 - 739                                       18      3,258,545.00      5.81
740 - 749                                       11      1,451,773.00      2.59
750 - 759                                        8      1,608,333.00      2.87
760 - 769                                        8      1,713,406.00      3.06
770 - 779                                        3        280,580.00      0.50
780 - 789                                        5      1,205,415.00      2.15
790 - 799                                        6      1,459,700.00      2.60
800 - 809                                        3        499,456.00      0.89
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 556
Maximum: 803
Weighted Average: 686
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 2       $680,000.00      1.21%
10.001% - 15.000%                                2         70,769.00      0.13
15.001% - 20.000%                                2         38,920.00      0.07
20.001% - 25.000%                                1        109,000.00      0.19
25.001% - 30.000%                                2         67,800.00      0.12
30.001% - 35.000%                                7      1,209,894.00      2.16
35.001% - 40.000%                                9        948,603.00      1.69
40.001% - 45.000%                                7        893,596.00      1.59
45.001% - 50.000%                                7      1,152,331.00      2.06
50.001% - 55.000%                               11      4,329,068.00      7.72
55.001% - 60.000%                               16      4,151,303.00      7.41
60.001% - 65.000%                                8      1,008,971.00      1.80
65.001% - 70.000%                               23      6,448,510.00     11.51
70.001% - 75.000%                               25      5,591,554.00      9.98
75.001% - 80.000%                               59     13,571,463.00     24.22
80.001% - 85.000%                               18      3,262,091.00      5.82
85.001% - 90.000%                               58      7,773,748.00     13.87
90.001% - 95.000%                               36      4,736,091.00      8.45
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.60%
Maximum: 95.00%
Weighted Average: 72.57%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2004 11:50                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; No PIF's; (less FHA/VA); '; AF15 56M
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT               UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 2       $680,000.00      1.21%
10.001% - 15.000%                                2         70,769.00      0.13
15.001% - 20.000%                                2         38,920.00      0.07
20.001% - 25.000%                                1        109,000.00      0.19
25.001% - 30.000%                                2         67,800.00      0.12
30.001% - 35.000%                                7      1,209,894.00      2.16
35.001% - 40.000%                                9        948,603.00      1.69
40.001% - 45.000%                                7        893,596.00      1.59
45.001% - 50.000%                                7      1,152,331.00      2.06
50.001% - 55.000%                               10      3,679,068.00      6.56
55.001% - 60.000%                               16      4,151,303.00      7.41
60.001% - 65.000%                                8      1,008,971.00      1.80
65.001% - 70.000%                               23      6,448,510.00     11.51
70.001% - 75.000%                               26      6,241,554.00     11.14
75.001% - 80.000%                               54     12,222,945.00     21.81
80.001% - 85.000%                               19      4,118,091.00      7.35
85.001% - 90.000%                               59      7,892,517.00     14.08
90.001% - 95.000%                               39      5,109,841.00      9.12
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.60%
Maximum: 95.00%
Weighted Average: 73.01%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                          COUNT               UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      217    $29,727,724.00     53.04%
1.001% - 6.000%                                  1        478,419.00      0.85
6.001% - 11.000%                                 1        538,772.00      0.96
16.001% - 21.000%                                4      1,074,442.00      1.92
21.001% - 26.000%                                7      2,015,915.00      3.60
26.001% - 31.000%                                6      3,841,957.00      6.86
31.001% - 36.000%                               20      8,094,965.00     14.44
36.001% - 41.000%                               14      3,903,597.00      6.97
41.001% - 46.000%                               17      4,788,775.00      8.54
46.001% - 51.000%                                2        376,488.00      0.67
51.001% - 56.000%                                1        391,300.00      0.70
56.001% - 61.000%                                1        119,339.00      0.21
61.001% - 66.000%                                1        650,000.00      1.16
96.001% - 101.000%                               1         42,019.00      0.07
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 98.863%
Weighted Average: 34.660%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT               UPB         %
--------------------------------------------------------------------------------
California                                      43    $13,234,346.00     23.61%
New York                                        17      4,055,509.00      7.24
Florida                                         21      3,721,518.00      6.64
Nevada                                          11      3,232,114.00      5.77
New Jersey                                      12      2,872,051.00      5.12
Texas                                           18      2,775,077.00      4.95
Arizona                                         19      2,681,598.00      4.78
Pennsylvania                                     9      1,916,206.00      3.42
Massachusetts                                    5      1,651,715.00      2.95
Connecticut                                      3      1,565,762.00      2.79
Washington                                       5      1,390,066.00      2.48
Michigan                                         7      1,216,764.00      2.17
Virginia                                         9      1,157,440.00      2.07
Maryland                                         4      1,140,878.00      2.04
Ohio                                             7      1,092,814.00      1.95
Georgia                                          7        992,156.00      1.77
Kentucky                                         2        964,740.00      1.72
Missouri                                        10        964,536.00      1.72
North Carolina                                   7        774,683.00      1.38
Louisiana                                        7        606,470.00      1.08
Minnesota                                        2        599,872.00      1.07
Nebraska                                         6        598,270.00      1.07
Mississippi                                      4        574,102.00      1.02
Oregon                                           4        559,222.00      1.00
Arkansas                                         5        535,440.00      0.96
Utah                                             4        529,854.00      0.95
Indiana                                          6        479,696.00      0.86
District Of Columbia                             1        431,184.00      0.77
Delaware                                         1        391,300.00      0.70
Wisconsin                                        4        376,634.00      0.67
Colorado                                         3        364,172.00      0.65
Tennessee                                        4        360,376.00      0.64
Montana                                          4        340,593.00      0.61
Wyoming                                          4        319,284.00      0.57
New Mexico                                       2        243,999.00      0.44
Oklahoma                                         3        226,044.00      0.40
Alaska                                           1        207,118.00      0.37
Iowa                                             2        178,932.00      0.32
Idaho                                            2        158,873.00      0.28
Illinois                                         2        140,632.00      0.25
Alabama                                          2        109,327.00      0.20
Hawaii                                           1        107,633.00      0.19
South Carolina                                   1        107,405.00      0.19
South Dakota                                     2         97,310.00      0.17
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT               UPB         %
--------------------------------------------------------------------------------
States Not CA                                  250    $42,809,367.00     76.39%
South CA                                        29      9,308,710.00     16.61
North CA                                        14      3,925,636.00      7.00
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2004 11:50                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; No PIF's; (less FHA/VA); '; AF15 56M
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT               UPB         %
--------------------------------------------------------------------------------
06907                                            1     $1,300,000.00      2.32%
92887                                            1      1,230,000.00      2.19
89052                                            3      1,136,626.00      2.03
91390                                            2        991,318.00      1.77
90292                                            1        856,000.00      1.53
Other                                          285     50,529,769.00     90.16
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Cash Out Refi                                  165    $27,295,224.00     48.70%
Purchase                                        70     17,170,578.00     30.64
Rate & Term Refi                                58     11,577,911.00     20.66
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT               UPB         %
--------------------------------------------------------------------------------
No                                             128    $28,748,489.00     51.30%
Yes                                            165     27,295,224.00     48.70
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT               UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT               UPB         %
--------------------------------------------------------------------------------
No Doc                                         201    $26,146,120.00     46.65%
Reduced                                         21     10,459,532.00     18.66
Full                                            21      7,883,776.00     14.07
Stated Income Full Asset                        22      4,445,333.00      7.93
Stated Doc                                       8      1,914,422.00      3.42
No Income No Asset                               9      1,595,899.00      2.85
No Income No Appraisal                           4      1,506,885.00      2.69
Streamline                                       1        856,000.00      1.53
Alternate                                        2        808,265.00      1.44
No Ratio                                         2        298,990.00      0.53
Full Doc DU/LP                                   2        128,491.00      0.23
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT               UPB         %
--------------------------------------------------------------------------------
Single Family                                  246    $43,427,929.00     77.49%
Pud                                             14      5,068,774.00      9.04
Two Family                                      14      3,448,771.00      6.15
Condomimium                                      4      1,856,215.00      3.31
Three Family                                     4        928,186.00      1.66
Low Rise Condo (2-4 floors)                      5        530,256.00      0.95
Four Family                                      3        492,836.00      0.88
Coop                                             2        145,733.00      0.26
High Rise Condo (gt 8 floors)                    1        145,015.00      0.26
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT               UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 266    $48,252,550.00     86.10%
Investor Occupied                               11      5,633,611.00     10.05
Second Home                                     16      2,157,551.00      3.85
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT               UPB         %
--------------------------------------------------------------------------------
0.000                                          115    $33,389,029.00     59.58%
12.000                                           1        121,168.00      0.22
24.000                                         144     17,643,932.00     31.48
36.000                                          22      2,823,690.00      5.04
60.000                                          11      2,065,894.00      3.69
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
wa Term: 11.607
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT               UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                             293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT               UPB         %
--------------------------------------------------------------------------------
1                                              293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT               UPB         %
--------------------------------------------------------------------------------
Amerin                                          64     $8,537,350.00     15.23%
CommonWealth (CMAC)                              1         67,472.00      0.12
GEMICO                                           2        330,187.00      0.59
Lender Paid MI                                   1        410,287.00      0.73
MGIC                                             3        975,202.00      1.74
PMI Mortgage Insurance                          33      4,136,016.00      7.38
Radian Guaranty                                  1         97,794.00      0.17
Republic Mortgage Insurance                      2         81,785.00      0.15
Triad Guaranty Insurance Co.                     1        485,508.00      0.87
United Guaranty                                  4        650,329.00      1.16
LTV <=80                                       181     40,271,783.00     71.86
--------------------------------------------------------------------------------
Total:                                         293    $56,043,713.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2004 11:50                    Page 4 of 4